UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2007

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.

                On December 19, 2007, Vista Gold Corp. (“Vista”) announced that it and Grandcru Resources Corporation (“Grandcru”) had signed an agreement on that date for Vista to acquire Grandcru’s interest in two gold/silver mineral properties adjacent to Vista’s Guadalupe de los Reyes project in Sinaloa, México, subject to receipt of all necessary regulatory and other approvals.

                Under the terms of the agreement, Vista will (a) pay Grandcru US$425,000 less any amounts payable in back taxes on the mining concessions, and pay a private investment group known as the San Miguel Group US$75,000, and (b) issue to Grandcru and the San Miguel Group, in aggregate, common shares of Vista with a value of US$1,000,000 on closing.  As calculated pursuant to the agreement terms, this dollar amount represents 213,503 common shares of Vista, which is less than one percent of the 32,966,943 common shares of Vista outstanding as reported in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 as filed with the Commission.  In addition, Vista has reached agreement with Goldcorp Inc. and its Mexican subsidiary, Desarrollos Mineros San Luis, S.A. de C.V. (together, “San Luis”), and with the San Miguel Group to complete the acquisition of their respective interests at the same time as the closing occurs with Grandcru.  Vista will pay a 2% net smelter returns royalty (“NSR”) on all minerals produced payable to the San Miguel Group on the mining concessions known as the San Miguel Concessions.  Vista will pay San Luis a 1% NSR on mining concessions known as the San Luis Concessions and the San Miguel Concessions, and 2% to 3% NSR depending on the gold price on Vista’s mining concessions known as the Gaitán Concessions.  At gold prices below US$499.99 per ounce, the royalty payable to San Luis on the Gaitán Concessions will be 2% and at or above US$500 per ounce, the royalty will be 3%.  Certain of the San Luis Concessions are subject to a pre-existing underlying royalty of 3% NSR payable to Sanluis Corporación, S.A. de C.V.  There is no material relationship between Vista and either Grandcru, the San Miguel Group, Goldcorp Inc. or San Luis, other than in respect of the foregoing agreement.

Item 7.01           Regulation FD Disclosure.

On December 19, 2007, Vista Gold Corp. issued a press release furnished herewith as Exhibit 99.1.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1                   Press Release of Vista Gold Corp. dated December 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Howard M. Harlan
Howard M. Harlan
Vice President, Business Development

Date: December 26, 2007